Exhibit 99.1

Perfect Moment Taps Canada Goose Executives to Drive Growth in The Luxury Outerwear Market

LONDON—February 03, 2025—Perfect Moment Ltd. (NYSE American: PMNT), the global luxury outerwear and activewear brand, has made significant leadership changes designed to strengthen its management team and accelerate its next phase of growth.

Chath Weerasinghe, a senior executive at Canada Goose (NYSE, TSX:GOOS), where he was responsible for its global expansion, has been appointed chief financial officer and chief operating officer of Perfect Moment.

Vittorio Giacomelli, former vice president of product and sourcing at Canada Goose, will be responsible for overseeing product strategy, product development, and innovation. He has decades of expertise in design, product development, and sourcing.

Co-founder and chief creative officer, Jane Gottschalk, has been appointed president.

These key management changes mark a transformative moment for Perfect Moment as it builds on its unique position in the luxury outerwear market, particularly in how it blends bold, contemporary designs with high-performance functionality.

Known for its sport-meets-lifestyle ethos, the brand resonates strongly with a younger, dynamic demographic seeking outerwear that combines individuality with innovation.

Chath Weerasinghe: Bringing Proven Expertise from Canada Goose

Weerasinghe brings to Perfect Moment more than 20 years of experience in finance, operations, and leadership within the luxury, retail and consumer goods sectors.

During his tenure as regional director and vice president of finance and operations for Canada Goose EMEA, Weerasinghe oversaw all aspects of the business. He achieved extraordinary results, including rapid expansion of DTC and B2B operations as well as the implementation of efficiency-driving initiatives.

His expertise in scaling businesses, optimising margins, and executing operational strategies will be pivotal in driving Perfect Moment’s global expansion and profitability.

“I’m honoured to join Perfect Moment at such a pivotal time in its growth and development,” stated Weerasinghe. “The brand’s unique combination of technical innovation and vibrant design sets it apart in the luxury market.

“I look forward to focusing on execution—improving operations, enhancing profitability, and building the infrastructure needed to support our growth as a leading global brand.”

Vittorio Giacomelli: Elevating Production and Margin Discipline

Giacomelli has more than 30 years of experience in design, product development and sourcing, with a specialisation in sportswear and luxury fashion.

As vice president of product development and sourcing at Canada Goose, he led a team of over 27 people and contributed to the brand’s growth and expansion through icon product development and establishing an unprecedented European sourcing network. His career includes leadership roles at other major brands, such as Moncler, The North Face, Napapijri, and Nike.

“I’m excited to bring my expertise to Perfect Moment and help the company achieve improved quality, greater efficiency and margin improvement,” said Giacomelli. “I look forward to contributing to the brand’s ongoing success by driving innovative solutions in design and production while helping to build a foundation for sustainable growth.”

Jane Gottschalk: Leading Vision and Creativity

As co-founder, chief creative officer and now president, Jane Gottschalk, will continue to oversee the company’s creative direction as well as marketing, commercial and brand strategy.

Gottschalk’s creative leadership has been central to Perfect Moment’s rise as a distinctive luxury brand that celebrates individuality, adventure, and bold aesthetics. In this new role, she will continue shaping the brand’s vision and development while working closely with Weerasinghe and Giacomelli to align strategy with execution.

“Perfect Moment is about inspiring boldness, adventure and individuality,” noted Gottschalk. “I plan to focus on expanding our creative vision and deepening our connection with our customers worldwide.

“Bringing together Chath’s operational expertise and Vittorio’s production experience with our chairman, Max Gottschalk’s strategic leadership, we can accelerate our brand to new heights.”

Max Gottschalk, Commented:

“These leadership changes reflect our commitment to building a world-class team that matches the potential of the Perfect Moment brand,” stated Chairman Gottschalk. “Chath’s operational expertise, Vittorio’s extensive experience in production, and Jane’s creative leadership provides us a powerful foundation to drive growth and establish Perfect Moment as a leader in the luxury outerwear market.”

Looking Ahead

With its new leadership team, Perfect Moment is well-positioned to capture opportunities in the expanding luxury outerwear category. By combining bold creativity with operational excellence, the company aims to enhance its global presence, deliver exceptional products, and create lasting value for its customers and shareholders.

Perfect Moment thanks its outgoing CEO and CFO for their contributions and wishes them success in their future endeavours.

About Perfect Moment

Founded in 1984 in the mountains of Chamonix, Perfect Moment is a high-performance, luxury skiwear and lifestyle brand that fuses technical excellence with fashion-led designs, resulting in pieces that transition effortlessly from the slopes to the city, the beach and back again.

Initially the vision of extreme sports filmmaker and professional skier, Thierry Donard, the brand was built on a sense of adventure that has sustained for over 20 years. Donard, fueled by his personal experiences, was driven by a desire to create pieces that offered quality, style and performance, pushing the wearer in the pursuit of every athlete’s dream: to experience “The Perfect Moment.”

In 2012, British-Swiss entrepreneurial couple, Jane and Max Gottschalk, took ownership of the brand. Under Jane Gottschalk’s creative direction, Perfect Moment was injected with a new style focus, one that reignited the spirit of the heritage brand. Driven by a commitment to improving fit, performance and the use of best-in-class, functional materials, the designs evolved into the distinct statement pieces synonymous with how the brand is known today.

Perfect Moment products are available globally, online and via key retailers, including at MyTheresa, Net-a-Porter, Harrods, Selfridges, Saks, Bergdorf Goodman and Neiman Marcus.

Learn more at www.perfectmoment.com.

Important Cautions Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, contained in this press release are forward-looking statements. Forward-looking statements contained in this press release may be identified by the use of words such as “anticipate,” “believe,” “contemplate,” “could,” “estimate,” “expect,” “intend,” “seek,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “target,” “aim,” “should,” “will” “would,” or the negative of these words or other similar expressions, although not all forward-looking statements contain these words. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current expectations and are subject to inherent uncertainties, risks and assumptions that are difficult to predict. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ from those contained in the forward-looking statements, include those risks and uncertainties described more fully in the section titled “Risk Factors” in the final prospectus for our initial public offering and in our Form 10-K for the fiscal year ended March 31, 2024, filed with the Securities and Exchange Commission. Any forward-looking statements contained in this press release are made as of this date and are based on information currently available to us. We undertake no duty to update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Contacts

Company Contact

Julie Robinson, Brand Director

Perfect Moment

Tel +44 7595178702

Email contact

Investor Contact

Ronald Both or Grant Stude

CMA Investor & Media Relations

Tel (949) 432-7566

Email contact